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                                                                   EXHIBIT 10.53



               THIRD AMENDMENT TO SUBORDINATED NOTE DUE 2000

                  This Third Amendment to Subordinated Note Due 2000 is made as of this ___ day of ______________, 1996, by Telcom Ventures, L.L.C., a Delaware limited liability company (the "Company"), and LCC, L.L.C., a Delaware limited liability company ("LCC"), to MCI Telecommunications Corporation, a Delaware corporation (the "Investor").

                  WHEREAS, the Investor is the holder of that certain Subordinated Note Due 2000 of the Company issued on June 28, 1994, and as amended on July 25, 1996 and on September 19, 1996, in the aggregate principal amount of $30,000,000 (the "Note");

                  WHEREAS, under Section 4.1 of the Amended and Restated Securityholders Agreement (as defined in the Note), as amended on September 19, 1996, at the option of the Company and LCC, by written notice given to the Investor prior to the effective date of an exchange of the Note, the Company assigned the Note to LCC, effective immediately prior to the merger of LCC into LCC International, Inc. ("LCC International"), a subsidiary of LCC (the "Merger"), in contemplation of an initial public offering of common stock by LCC International;

                  WHEREAS, the Merger has become effective, and the parties wish to reflect that LCC International, as the successor of LCC, is now obligated under the Note;

                  NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

                  1. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Note.

                  2. As a result of the Merger, LCC International has assumed all of LCC's obligations under the Note.

                  3. The Note shall continue in full force and effect.
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                  IN WITNESS WHEREOF, the parties have executed or caused to be executed this Third Amendment to Subordinated Note Due 2000 in one or more counterparts as of the day and year above written.

                                        LCC INTERNATIONAL, INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        MCI TELECOMMUNICATIONS CORPORATION

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title: